Filed Pursuant to Rule 497(e)
                                                        Registration No.33-78264


                              EXCELSIOR FUNDS TRUST
                                   Equity Fund
                               Optimum Growth Fund
                               Mid Cap Value Fund
                            International Equity Fund
                             Total Return Bond Fund
                                   Income Fund
                                 High Yield Fund

Supplement dated May 30, 2003, to the Prospectus dated August 1, 2002.

      On page 21 of the Prospectus, second column, the first full paragraph is replaced in its entirety with the following:

      "All investment decisions for the High Yield Fund are made by a committee of investment professionals and no persons are primarily responsible for making recommendations to that committee."